CONSENT BY LESSOR TO ASSIGNMENT

                  The   Manufacturers   Life  Insurance   Company   (U.S.A.)(the
"Lessor"), is the lessor of premises described in Paragraph 1 of the lease dated the 7th day of November, 1996 (the "Lease"), between the Lessor and Photomatrix Corporation and subsequently Photomatrix Imaging Corporation, a Nevada corporation, as successor in interest to Photomatrix Corporation (the "Lessee"), a copy of which Lease is attached hereto as Schedule "A". The Lease contains a restriction against assignment or subletting by the Lessee without the Lessor's prior written consent thereto. The Lessor consents, subject to the following conditions, to the assignment of all of the Lessee' s right, title and interest in the Lease by the Lessee to Cryogen, Inc. a California corporation (the "Assignee") dated in the 15th day of April, 1998 (the "Assignment"), a copy of which Assignment is attached hereto as Schedule "B".

1. The Lessor's consent is expressly conditional upon the payment of the Rent reserved by the Lease, and the performance and observance of the covenants, conditions and agreements in the Lease and this consent in no way affects or releases the Lessee from its obligations, liabilities and responsibilities under the Lease. The Lessee confirms and acknowledges that, notwithstanding the Assignment, that it, together with the Assignee, will be jointly and severally liable under the Lease for the fulfilment of all the Lessee's agreements, covenants and obligations thereunder.

2. This consent is given without prejudice to the Lessor's rights under the Lease, and is expressly limited to the Assignment to the Assignment to the Assignee, and will not be deemed to be the consent to or authorization for any further or other assignment or subletting or parting with or sharing possession of all or any part of the Leased Premises.

3.       In granting its consent to the Assignment, the Lessor does not:

         (a) make any representation or warranties with respect to the status of the Lease, or

         (b)   acknowledge or approve of any of the terms of the Assignment.

         Further, nothing contained in the Assignment or this consent will be construed as modifying, waiving or affecting any of the provisions, covenants and conditions or any of the Lessor's rights or remedies under the Lease other than as specifically set forth herein.

4. In consideration of the Lessor's consent to the Assignment the Assignee covenants with the Lessor:

         (a) to assume, observe and perform, all of the Lessee's obligations and liabilities under the Lease, and without limiting the generality of the foregoing, to pay the Base Rent and Common Area Operating Expenses and other rent or charges, reserved in the Lease and to fulfil all of the other covenants, agreements and conditions of the Lessee under the Lease; and

         (b) at the end of the current Fiscal Period, the Lessor will adjust the items of Common Area Operating Expenses and other rent or charges payable by the Lessee per Paragraph 4.2 (d) of the Lease and Assignee shall either pay to the Lessor the deficiency or receive the credit of any overpayment from the Lessor as if the Assignee had been the Lessee for the entire Term.

         The Assignee further expressly acknowledges that is shall be bound by the prohibition against subletting, assigning, mortgaging or encumbering or permitting the occupation or use of all or part of the Leased Premises by others without the prior written consent of the Lessor, upon the terms and conditions as are set forth in Paragraph 12 of the Lease.

5. Notwithstanding any provisions of the Assignment or this consent to the contrary, the Lessor, the Lessee and the Assignee amend the following paragraphs of the Assignment and the Assignee agrees to and acknowledges this amendments to the Assignment:

                                                                     INITIAL
(07/97) ASSIGN CONSENT                                               _______

         (a) Paragraphs A(ii) and A(iii) of the Assignment assign various Leasehold Improvements to the Assignee. Notwithstanding, it is hereby agreed by all Parties that all Leasehold Improvements deemed to be fixtures per the Lease shall be the property of the Lessor upon the termination of the Lease at the sole option of the Lessor.

         (b) Paragraph E of the Assignment indicates that there are minor leaks in the roof. The Lessee hereby agrees that there are no leaks in the roof and the Assignee hereby accepts the Premises in "as is" condition. All matters regarding repair now or in the future shall be addressed per the Lease.

         (c) The Landlord's Estoppel, page 8 of the Assignment is hereby deleted.

6. The Lessee and the Assignee represent and warrant that they have dealt with no broker, finder, agent or other person in connection with the Assignemnt other than The Irving Hughes Group (the "Broker") and they agree to indemnify and hold the Lessor harmless from and against any claims or causes of action for a commission or other form of compensation arising from the Assignment of the Lease, whether advanced by the Broker or any other person or entity. The provisions of this paragraph will survive the termination of the Lease any renewal thereof.

7. The Lessee and the Assignee agree that to the extent that the Lessor holds any prepaid rent or security deposit under the Lease such prepaid rent or security deposit has been assigned to the Assignee.

8. Any capitalised term not otherwise defined herein has the meaning ascribed to such term in the Lease.

                  In witness whereof, the undersigned have executed this Consent By Lessor to Assignment on this ____ day of May, 1998.



                                       THE MANUFACTURERS LIFE INSURANCE
                                       COMPANY (U.S.A.)

__________________________________
Witness                                                               (Lessor)
                                       By Signature:___________________________
                                       Name:  Bruce R. Pearson
                                       Title:    Real Estate Director

                                       I/We have the authority to bind the
                                       corporation


                                       PHOTOMATRIX IMAGING CORPORATION, Nevada
                                       corporation
                                                                      (Lessee)
___________________________________
Witness
                                       By  Signature:__________________________
                                       Name:
                                       Title:

                                       I/We have the authority to bind the
                                       corporation


                                                                        INITIAL
(07/97) ASSIGN CONSENT                                                  _______

                                       CRYOGEN, INC., a California corporation

                                                                    (Assignee)
_____________________________________
Witness
                                       By Signature:___________________________
                                       Name:
                                       Title:

                                       I/We have the authority to bind the
                                       corporation


                                       EXSCRIBE CORPORATION
                                                              (Lease Guarantor)
_____________________________________
Witness
                                       By Signature:___________________________
                                       Name:
                                       Title:

                                       I/We have the authority to bind the
                                       corporation




                                                                       INITIAL
(07/97) ASSIGN CONSENT                                                 _______

                    LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT

               11065 SORRENTO VALLEY COURT, SAN DIEGO, CALIFORNIA


         THIS LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT ("Assignment"), is made and entered into this 16th day of April, 1998 (the "Effective Date"), between PHOTOMATRIX IMAGING CORPORATION, a Nevada corporation, having a mailing address of 11065 Sorrento Valley Road, San Diego, California 92121, as successor in interest to Photomatrix Corporation. (the "Assignor") and CRYOGEN, INC., a California corporation having a mailing address of 6199 Cornerstone Court East Suite 106, San Diego, CA 92121 (the "Assignee"). All terms used herein having initial capital letters and not otherwise herein defined shall have the meanings ascribed to such terms in the Lease (as defined below).


                                   WITNESSETH:

          A. Assignment. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and conveys to Assignee all of the Assignor's right title and interest in and to:

          (i) that certain Standard Industrial/Commercial Multi-Tenant Lease -- Gross, dated November 7, 1996 between TBE MANUFACTURERS LIFE INSURANCE COMPANY (the "Landlord"), as lessor, and Photomatrix Corporation ("Lessee") (Assignor being the successor to Lessee), as lessee, relating to certain premises located at 11065 Sorrento Valley Road, San Diego, California 92121, as more particularly therein described (the "Premises"), a copy of which is attached hereto and incorporated herein as Exhibit A (the "Lease"), as guaranteed by XSCRIBE --------- CORPORATION (the "Guarantor") under that certain Guaranty dated November 15, 1996 (the "Guaranty"); and all advance rentals and other advance payments made thereunder;

          (ii) Assignor's leasehold interest in the Premises, including, without limitation, any improvements and alterations to the Premises ("Leasehold Improvements") which are not owned by Assignor; and

          (iii) Subject to the provisions of Paragraph Q herein, Assignor's ownership interest in category 5 network cabling, if any, vertical blinds and alarm system sensors of the Premises ("Assignor's Personal Property") which are owned by Assignor.

         Assignor hereby releases all claims to any prepayment or deposit held by any person or entity relating to the Premises, the Leasehold Improvements (except relating to the existing alarm/telephone system of the Premises) or Assignor's Personal Property (including, without limitation, any utility deposits, performance and/or completion bonds, and the like). All such sums shall be held by such person or entity for the benefit of Assignee, subject to the provisions of the applicable agreement requiring such prepayment or deposit.

         B. Consideration for Release of Assignor's Interest in Security Deposit. Upon the execution of this Assignment, Assignee shall pay to Assignor the amount of Nineteen Thousand Three Hundred Sixty Dollars ($19,360.00), as consideration for Assignor's release of its interest in the Security Deposit set forth in the Lease to Assignee (the "Release Consideration").

         C. Date of Assignment. Assignee hereby accepts the foregoing assignment and hereby assumes primary liability for and agrees (i) with each of Assignor and Landlord to perform all of Assignor's obligations under the Lease accruing from and after June 8, 1998 (the "Assignment Date") and (ii) with Assignor to perform all of Assignee's obligations under this Assignment accruing from and after the Effective Date. Notwithstanding the Assignment Date, Assignor shall be solely responsible for the payment of Rent until June 15, 1998, and the June payment of Rent under the Lease shall be paid as follows: Assignor shall pay the entire June payment of rent due under the Lease to Landlord on or before June 1, 1998, and shall concurrently deliver to Assignee a written request for the amount of such payment attributable on a pro rata basis to the period June 16 - June 30, 1998 ("Assignee Initial Rent Payment"); within five (5) days after receiving such written request Assignee shall pay Assignor the Assignee Initial Rent Payment. Commencing on July 1, 1998, and for the duration of the Lease term, Assignee shall make all payments of rent accruing under the Lease directly to Landlord.

         D. Delay in Possession. Notwithstanding the Assignment Date set forth above, if for any reason Assignor cannot deliver possession of the Premises to the Assignee on said date for any reason other than a delay caused by Assignee or a delay in the receipt of the Landlord's consent hereto, such "Assignor Delay" shall not affect the validity of this Assignment, but in such case, the Assignment Date shall be delayed, Assignee's obligations hereunder shall not accrue, and Assignor's obligations under the Lease shall continue to accrue until the earlier of the following events: (a) one (1) business day after Assignor delivers written notice to Assignee that the Premises can be delivered to Assignee 'm the physical condition required under this Assignment clean and free of any assignees or occupants (other than Assignee) and any personal property of Assignor and any prior assignee or occupant of the Premises (except for Assignor's Personal Property); or (b) that date upon which Assignee occupies the Premises for any Permitted Use other than construction of Assignee's initial tenant improvements approved by Assignor and Landlord or pre-construction activities associated therewith. Notwithstanding the foregoing, Assignor hereby agrees to use its best efforts to vacate the majority of the Premises (with the exception of those certain offices currently occupied by Assignor's accounting and administrative staff) no later than May 8, 1998. The Assignor shall deliver the entire Premises to Assignee within two (2) days following completion of the FY 1997-98 audit of Assignor, but no later than June 8, 1998. If the Assignor is unable to deliver the entire Premises to Assignee on or before June 8, 1998 in the condition set forth herein solely because of any Assignor Delay, Assignor will pay to Assignee, as liquidated damages (which Assignee and Assignor agree fairly reflect Assignee's damages for delays in delivery of the Premises beyond the anticipated Assignment Date), Two Thousand Dollars ($2,000.00) for each calendar day that

Assignor so delays in delivering the Premises to Assignee. If possession of the Premises is not delivered to Assignee by June 15, 1998, Assignee may, at its option, by notice in writing to Assignor (which shall be delivered no later than June 25, 1998), cancel this Assignment, in which event the parties shall be discharged from all obligations hereunder; and any funds paid by either party shall be returned to such party, including commissions.

          E. Condition of Premises.

               1. Physical Condition. Assignor hereby represents and warrants that to the best of Assignor's knowledge, the roof, mechanical systems, windows and seals, structural components of the Premises, all electrical and plumbing systems of the Premises, each portion of the Premises that Assignor is obligated to repair and maintain under the Lease, and the Assignor's Personal Property are all in good operating condition and repair and, are or will be in good working condition on the Assignment Date; provided,.however, that the existence of certain minor leaks in the Premises roof previously disclosed to Assignee shall not constitute a breach of the foregoing warranty so long as Assignor continues to diligently enforce its rights under the Lease to cause the Landlord to repair such leaks. Additionally, Assignor shall deliver the Premises to Assignee in good and broom-clean condition, with all lighting, mechanical and plumbing systems, and building finishes in good working order and condition. The Premises shall be delivered to Assignee in the foregoing condition on the date of Assignor's delivery of each portion of the Premises between the Effective Date and the Assignment Date. Notwithstanding the foregoing, Assignee's physical inspection of the Premises to Assignee's satisfaction shall be a condition subsequent to the effectiveness of this Assignment. Such inspection shall be performed, if at all, prior to April 30, 1998. In the event that Assignee determines from such physical inspection that the Premises are not satisfactory for Assignee's use or occupancy based upon the physical condition of the Premises only, Assignee shall notify Assignor of such determination in writing no later than May 5, 1998, and this Assignment shall be deemed canceled as of the date of such notice, in which event the parties shall be discharged from all obligations hereunder and Assignor shall return the Security Deposit, if previously delivered to Assignor, to Assignee. Failure by Assignee to deliver such notice by said date shall be deemed Assignee's acceptance of the Premises in its existing physical condition on the Assignment Date (with the exception of any damages caused by Assignor's agents, employees or contractors occupying the Premises between the Effective Date and the Assignment Date, which damages shall be Assignor'!-, obligation to repair in a prompt and diligent manner).

               2. Assignor's Representations and Warranties. As of the Effective Date, Assignor represents and warrants that (a) Assignor is lawfully possessed of the lessee's interest in and to the Lease, the Leasehold Improvements and the Assignor's Personal Property; (b) Assignor has the right and authority to assign its interest in the Lease and the Leasehold Improvements and to convey the Assignor's Personal Property to Assignee; (c) the Lease attached hereto as Exhibit A is complete, unmodified and in full force and effect; (d) the Premises have not been previously assigned or subleased by Assignor- (e) Assignor is not in default under the Lease and, to the best of Assignor's knowledge, Landlord is not in default thereunder, and Assignor is not aware of any event or existing condition which, with the giving of notice and/or the passage of time, would constitute such a default; (f) Assignor's interest in the Lease, the Leasehold Improvements (with the exception of the alarm/telephone system of the Premises, which is controlled by Paragraph Q below) and the Assignor's Personal Property shall be delivered to Assignee free and clear of all liens, encumbrances and creditor's rights held by any party claiming by, through or under Assignor- and (g) to the best of Assignor's knowledge, the Premises is free of any Hazardous Substances (other than de minimis amounts in compliance with Applicable Laws and the Lease, and associated with the operation and use of Premises, including, without limitation, cleaning and maintenance activities).

          F. Assignee's Indemnity. As between Assignor and Assignee, Assignee shall be responsible for the performance of all obligations of the lessee under the Lease accruing from and after the Assignment Date (except as specifically set forth herein), for all liabilities arising from Assignee's use or occupancy of the Premises to the extent arising from and after the Effective Date and for all claims, costs, expenses and liabilities relating to Assignee's material breach of any term, condition, covenant or agreement of the Lease to be performed by Assignee from and after the Assignment Date, and Assignee agrees to protect, defend, indemnify and hold harmless Assignor and Guarantor from any claims, losses, costs or expenses (including reasonable counsel fees) suffered or incurred by Assignor or Guarantor arising out of or resulting from any failure  by  Assignee  to  perform  any  such  obligations,  including,  without limitations the Hazardous Substances obligations of the Lease arising from Assignee's use of any such Hazardous Substances in the Premises. The foregoing indemnification shall include indemnity against all costs, expenses and liabilities reasonably incurred in connection with any such claim or proceeding brought thereon, and the defense thereof, and shall survive the cancellation or termination of this Assignment.

          G. Assignor's Indemnity. As between Assignor and Assignee, Assignor shall be responsible for the performance of all obligations of the lessee under the Lease that accrue prior to the Effective Date, for all liabilities arising from Assignor's or Lessee's use or occupancy of the Premises to the extent arising prior to the Assignment Date and for all- claims, costs, expenses and liabilities relating to Assignor's material breach of any term, condition, covenant or agreement of the Lease to be performed by Assignor or Guarantor prior to the Assignment Date, and Assignor agrees to pro@ defend, indemnify and hold harmless Assignee from any claims, losses, costs or expenses (including reasonable counsel fees) suffered or incurred by Assignee arising out of or resulting from any failure by Assignor or Guarantor to perform. any such obligations, including without limitations the Hazardous Substances obligations of the Lease arising from Assignor's use of any such Hazardous Substances in the Premises. The foregoing indemnification shall include indemnity against all costs, expenses and liabilities reasonably incurred in connection with any such claim or proceeding brought thereon, and the defense thereof, and shall survive the cancellation or termination of this Assignment.

          H. Confirmation of Landlord's Liability Requirements.  As set forth in
Section 12.2 of the Lease, Assignor and Assignee hereby acknowledge and agree that, notwithstanding the assignment and assumption hereby accomplished, Assignor shall remain fully and primarily liable, which liability shall be joint and several with that of Assignee, for the performance of all obligations of the lessee under the Lease accruing from and after the Effective Date and for the remainder of the Original Term.

          I. Landlord's Consent. This Assignment is conditioned upon Landlord's written approval of this Assignment prior to the Assignment Date. If Landlord does not consent to this Assignment prior to the Assignment Date, delivery of possession of the Premises to Assignee shall be delayed in accordance with the provisions of Paragraph D of this Assignment; provided, however, that such delay shall not be considered an Assignor Delay so long as Assignor is diligently attempting to enforce Assignor's rights under Section 12 of the Lease. If Landlord refuses to consent to this Assignment then this Assignment shall be deemed canceled as of the date of Landlord's notice of such refusal, in which event the parties shall be discharged from all obligations hereunder and Assignor shall return the Security Deposit, if previously delivered to Assignor, to Assignee; provided, however, that if Landlord acts unreasonably in withholding, delaying or conditioning such consent Assignor shall promptly exercise commercially reasonable efforts to enforce Assignor's rights under
Section 12 of the Lease.

          J. Signage. Assignor's cost, Assignor shall remove its signs from the Premises and perform all repairs required to restore the Premises to the condition required by the Lease as a result of such removal.

          K. Notices. Assignor's and Assignee's address for all notices and other communications under the Lease before the Assignment Date shall be their respective addresses set forth in the first paragraph of this Assignment, and after the Assignment Date shall be:

Assignor:                  1958 Kellogg
                           Carlsbad, California 92008
                           Attn:    Mr. Suren Dutia

with a copy to:            Sullivan, Hill, Lewin, Rez, Engel & LaBazzo
                           550 West C Street, Suite 1500
                           San Diego, California 92101
                           Attn:    John R- Engel, Esq.

Assignee:                  11065 Sorrento Valley Road
                           San Diego, CA 92121
                           Attn:    Mr. Michael Warford

with a copy to:            Brobeck, Phleger & Harrison, LLP
                           550 West C Street, Suite 1300
                           San Diego, CA 92101
                           Attn:    W. Scott Biel, Esq.

          L. Brokers. Assignor shall pay a commission to The Irving Hughes Group (the "Broker") in the amount of Twenty Three Thousand Four Hundred Dollars ($23,400.00), fifty percent (50%) of which shall be due and payable to Broker upon Landlord's consent to this Assignment following full execution hereof by the parties, and fifty percent (50%) of which shall be due and payable to Broker upon commencement of rent payments by Assignee directly to Landlord.

          M. Attorneys' Fees. Should any party commence any legal action or proceeding against another based on this Assignment, the prevailing party shall be entitled to an award of reasonable attorneys' fees, in addition to any other relief to which such party would be entitled.

          N. Counterparts. This instrument may be executed in one or more Counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement after each party has executed such a counterpart.

          O. Governing Law. This instrument shall be construed and interpreted in accordance with the laws of the State of California.

          P. Binding Effect. The provisions hereof are binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          Q. PERSONAL PROPERTY CONVEYANCE

               1. Use of Leasehold Improvements. Assignor and Assignee agree that the following Assignor's Personal Property shall remain in the Premises after the Assignment Date and shall be conveyed to the Assignee as its sole and separate property in accordance with the terms and conditions of this Paragraph Q to this Assignment: the Premises category 5 network cabling; all vertical blinds of the Premises; and the Premises alarm system sensors.

               2. Purchase of Personal Property. Effective upon the Assignment Date and following the receipt of Landlord's consent hereto, Assignee agrees to purchase and Assignor agrees to sell the Assignor's Personal Property. Assignee agrees to pay Assignor the sum of Nine Thousand Seven Hundred Seventy-One and 14/100 Dollars ($9,771.14) ("Personal Property Purchase Price") for the Assignor's Personal Property, which shall be payable upon the delivery of a Bill of Sale executed by Assignor, in the form of Exhibit B attached hereto and incorporated herein ("Bill of Sale"), conveying title to Assignee; provided, however, that if the network cabling is not category 5, then the Personal Property Purchase Price shall be reduced to Two Thousand Two Hundred Ninety-Six and 63/100 Dollars. No commission shall be paid to any Broker or third party on account of the Personal Property Purchase Price.

               3. Alarm System Lease or Purchase. As part of the Lease obligations of Assignee and Assignor pursuant to this Assignment, Assignor agrees to lease or sell (as determined by Assignee, and as permitted by the applicable vendor and Landlord) to Assignee, and Assignee agrees to lease or buy from Assignor, the Assignor's interest in the Premises alarm system not conveyed to Assignee as part of the Assignor's Personal Property (the "Alarm System"). If Assignee elects to lease the Alarm System, Assignor shall be responsible for the repair and maintenance of said Alarm System, and Assignee shall pay Assignor as rent for such Alarm System monthly rent of Ninety Dollars ($90.00) each month for the remainder of the Lease Term. If Assignee elects to purchase the Alarm System (and such purchase is permitted by the applicable vendor(s) and Landlord), such purchase shall be on an "as-is" basis, and Assignee shall pay Assignor a lump sum of Four Thousand Dollars ($4,000.00) as the purchase price for such Alarm System, which purchase price shall be amortized over the remaining Term of the Lease following the date of purchase to reflect the depreciation of the Alarm System.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Assignment to be duly executed as of the Effective Date.


"ASSIGNOR"

PHOTOMATRIX IMAGING
CORPORATION


By:__________________________________

Name:________________________________

Title:_______________________________

"ASSIGNEE"

CRYOGEN, INC.



By:__________________________________

Name:________________________________

Title:_______________________________

                               LANDLORD'S ESTOPPEL

         This Estoppel Certificate is made by the undersigned "Landlord" with respect to that certain Standard Industrial/Commercial Multi-Tenant Lease -- Gross, dated November 7, 1996 (the "Lease"), between the Landlord, as lessor, and Photomatrix Corporation ("Lessee")(Assignor being the successor to Lessee), as lessee, relating to certain premises located at 11065 Sorrento Valley Road, San Diego, California 92121, as more particularly therein described (the "Premises"), as guaranteed by XSCRIBE CORPORATION (the "Guarantor") under that certain Guaranty dated November 15, 1996 (the "Guaranty"). All terms used herein having initial capital letters and not otherwise herein defined shall have the meanings ascribed to such terms in the Lease.

         The undersigned Landlord does hereby certify to Cryogen, Inc., a California corporation ("Assignee"), that (1) the copy of the Lease attached hereto as Exhibit A (the "Lease") is a true, full and correct copy of the Lease and the Lease has not been modified or amended in any way; (2) the term of the Lease shall expire on August 31, 2002, subject to the option rights contained therein; (3) the Lease is in full force and effect, neither party is in default thereunder, nor do any circumstances exist which, upon notice and/or expiration of any applicable grace period, would constitute a default thereunder; (4) the current monthly base rent payable under the Lease is $17,955.00 and payment of such rent and all other amounts payable by Assignor under the Lease is current through the month of April 1998; and (5) the Landlord shall not require any of the leasehold improvements made in and to the Premises (excluding furnishings, fixtures and equipment) made by or on behalf of the Assignor or Lessee as of the date hereof to be altered or removed by the holder of the lessee's interest in and to the Lease upon the expiration or earlier termination of the Lease. Further, the undersigned Landlord does hereby represent and warrant that the Landlord holds record title to the premises demised under the Lease and that the Lease is subject to no underlying ground lease.

         From and after the date of this Estoppel, if Landlord sends any notice, demand or other communication relative to any claim of a default under the Lease on the part of the holder from time to time of the lessee's interest in and to the Lease, Landlord agrees to provide the same concurrently to the Assignee, at the notice address of the Assignee set forth in the Lease, and to the Assignor, at 1958 Kellogg, Carlsbad, California 92008; Attn: Mr. Suren Dutia.

         Executed under seal as of this _____ day of ________________, 1998.

                                              THE MANUFACTURERS LIFE INSURANCE
                                              COMPANY


                                               By:_____________________________

                                               Title:__________________________

                                    EXHIBIT A

                                      LEASE


                                [To Be Attached]

Received 1-7-97

                                    GUARANTY

XSCRIBE CORPORATION, a California Corporation, (herein called the "Guarantor"), whose address is 6285 Nancy Ridge Drive, San Diego, CA 92121-2245, as a material inducement to and in consideration of THE MANUFACTURERS LIFE INSURANCE COMPANY entering into a written lease with PHOTOMATRIX CORPORATION dated November 7, 1996, pursuant to which Lessor leased to Lessee, and Lessee leased from Lessor, premises located at 11065 Sorrento Valley Court, in the City of San Diego, County of San Diego, California, (attached to this guaranty, and made a part of it), unconditionally guarantees and promises to and for the benefit of Lessor that Lessee shall perform the provisions of the lease that Lessee is to perform.

If Guarantor is more than one person, Guarantor's obligations are joint and several and are independent of Lessee's obligations. A separate action may be brought or prosecuted against any Guarantor whether the action is brought or prosecuted against any other Guarantor or Lessee, or all, or whether any other Guarantor or Lessee, or all, whether any other Guarantor of Lessee, or all, are joined in the action.

Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability under the guaranty.

The provisions of the lease may be changed by agreement between Lessor and Lessee at any time, or by course of conduct, without notice to Guarantor. This guaranty shall guarantee the performance of the lease as changed. Assignment of the lease (as permitted by the lease) shall not affect this guaranty.

This guaranty shall not be affected by Lessor's failure or delay to enforce any of its rights.

If Lessee defaults under the lease, Lessor can proceed immediately against Guarantor or Lessee, or both, or Lessor can enforce against Guarantor or Lessee, or both, any rights that it has under the lease, or pursuant to applicable laws. If the lease terminates and Lessor has any rights it can enforce against Lessee after termination, Lessor can enforce those rights against Guarantor without giving previous notice to Lessee or Guarantor, or without making any demand on either of them.

Guarantor waives the right to require Lessor to (1) proceed against Lessee; (2) proceed against or exhaust any security that Lessor holds from Lessee; or (3) pursue any other remedy in Lessor's power. Guarantor waives any defense by reason of any disability from any cause by Lessee, and waives any other defense based on the termination of Lessee's liability from any cause. Until all Lessee's obligations to Lessor have been discharged in full, Guarantor has no right of subrogation against Lessee. Guarantor waives its right to enforce any remedies that Lessor now has, or later may have, against Lessee. Guarantor waives its right to participate in any presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, and notices of acceptance of this guaranty, and waives all notices of the existence, creation, or incurring of new or additional obligations.

If Lessor disposes of its interest in the lease, "Lessor", as used in this guaranty, shall mean Lessor's successors.

If Lessor is required to enforce Guarantor's obligations by legal proceedings, Guarantor shall pay to Lessor all costs incurred, including without limitation, reasonable attorneys' fees.

Guarantor's obligations under this guaranty shall be binding on Guarantor's successors.

  XSCRIBE CORPORATION
  a California Corporation

By:_______________________________                 Dated:_____________________
   Suren G. Dutia, President & CEO